                                                                   EXHIBIT 10.26

                                ADDENDUM NUMBER 2

                This Addendum attaches to and forms a part of the

                       INTERESTS AND LIABILITIES CONTRACT

                   (hereinafter referred to as the "Contract")

                                     to the

                  REINSTATEMENT/RETROACTIVE/AGGREGATE EXTENSION
                      EXCESS OF LOSS REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                           entered into by and between

                SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                       and/or S.C.P.I.E. INDEMNITY COMPANY
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                  and/or AMERICAN HEALTHCARE INDEMNITY COMPANY,
                           and/or FG CASUALTY COMPANY,
                   and/or S.C.P.I.E. INSURANCE SERVICES. INC.,
                   and/or S.C.P.I.E. MANAGEMENT SERVICES, INC.
                            Beverly Hills, California

             (hereinafter collectively referred to as the "Company")

                                       and


                 HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT


            (hereinafter referred to as the "Subscribing Reinsurer")


       IT IS HEREBY AGREED that the Agreement attached to this Contract entitled Reinstatement/Retroactive/Aggregate Extension Excess of Loss Reinsurance Agreement shall be amended in accordance with the provisions of the attached Endorsement Number 2, effective as specified therein.

       IN WITNESS WHEREOF, the parties hereto have caused this Addendum Number 2 to be signed in duplicate by their duly authorized representatives.

Signed in Beverly Hills, California
this                               day of                             , 199

SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE and/or S.C.P.I.E. INDEMNITY COMPANY and/or S.C.P.I.E. MANAGEMENT COMPANY and/or AMERICAN HEALTHCARE INDEMNITY COMPANY, and/or FG CASUALTY COMPANY, and/or S.C.P.I.E. INSURANCE SERVICES. INC., and/or S.C.P.I.E. MANAGEMENT SERVICES, INC.




By: /s/ DONALD J. ZUK
    ------------------------------


Signed in
this                               day of                             , 199

HANNOVER RUCKVERSICHERUNGS - AKTIENGESELLSCHAFT




By:_________________________________________




                                                                     Page 2 of 2
(

                              ENDORSEMENT NUMBER 2

              This Endorsement attaches to and forms a part of the

                  REINSTATEMENT/RETROACTIVE/AGGREGATE EXTENSION
                      EXCESS OF LOSS REINSURANCE AGREEMENT

                  (hereinafter referred to as the "Agreement")

                           entered into by and between

                SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                       and/or S.C.P.I.E. INDEMNITY COMPANY
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                           while acting on behalf of:
                          S.C.P.I.E. MANAGEMENT COMPANY
                            Beverly Hills, California

             (hereinafter collectively referred to as the "Company")

                                       and

                   The Subscribing Reinsurer(s) executing the
                      Interests and Liabilities Contract(s)
                         attached to and forming a part
                                of this Agreement

                  (hereinafter referred to as the "Reinsurer")


       IT IS HEREBY AGREED that, effective December 31, 1996, Pacific Standard Time, this Agreement will be amended as follows:

1. The named Companies hereon, collectively referred to as the "Company", shall be revised as follows:

                SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE
                       and/or S.C.P.I.E. INDEMNITY COMPANY
                      and/or S.C.P.I.E. MANAGEMENT COMPANY
                  and/or AMERICAN HEALTHCARE INDEMNITY COMPANY,
                           and/or FG CASUALTY COMPANY,
                   and/or S.C.P.I.E. INSURANCE SERVICES. INC.,
                   and/or S.C.P.I.E. MANAGEMENT SERVICES, INC.
                            Beverly Hills, California

             (hereinafter collectively referred to as the "Company")

2. Article V, "Limits", shall be revised as follows:

                                    ARTICLE V

       LIMITS:

       A. The Reinsurance coverage provided hereunder is in three Sections, Section (A), Section (B) and Section (C), as follows:

              Section (A): Reinstatement Premium Protection:

                     The Company has purchased Excess of Loss Reinsurance for
              limits of $3,000,000 excess of $2,000,000, each occurrence, $5,000,000 excess of $5,000,000 each occurrence, and $10,000,000 excess of $10,000,000 each occurrence. In the event of a loss, and the Company elects reinstatement thereunder, the Company must pay to the Reinsurers on said covers an additional premium as called for under the original contracts. In the event of such a contingency, the Reinsurer hereunder shall reimburse the Company the reinstatement premiums paid under said original contracts up to the following maximum amounts:

                                          $3,000,000    $5,000,000    $10,000,000
                                               XS            XS            XS
       Year:         Reinstatement:       $2,000,000:   $5,000,000:   $10,000,000
       -----         --------------       -----------   -----------   -----------
       1987                 1st           $1,862,696    $  509,137         Nil
                            2nd           $2,794,043       Nil             Nil

       1988                 1st           $2,118,125    $  578,954         Nil
                            2nd           $3,262,500       Nil             Nil

       1989                 1st           $2,175,000    $  594,500         Nil
                            2nd           $3,262,500       Nil             Nil

       1990                 1st           $1,687,896    $  500,000         Nil
                            2nd           $2,531,844       Nil             Nil

       1991                 1st           $1,533,062    $  500,000         Nil
                            2nd           $2,299,592       Nil             Nil

       1992                 1st           $1,462,500    $  425,000       $450,000
                            2nd           $2,193,750       Nil             Nil

       1993                 1st           $1,672,391    $  450,000       $557,463
                            2nd           $2,508,586       Nil             Nil

                                   $3,000,000           $5,000,000           $10,000,000
                                        XS                   XS                   XS
       Year:      Reinstatement:   $2,000,000:          $5,000,000:          $10,000,000
       -----      --------------   -----------          -----------          -----------
       1994             1st        $1,791,639           $  450,000           $581,504
                        2nd        $2,687,459              Nil                 Nil

       1995             1st        $1,771,431           $  450,000           $610,838
                        2nd        $2,834,290              Nil                 Nil

       1996             1st        $1,471,706           $440,000             $579,626
                        2nd        $2,354,730              Nil                 Nil

              Section (B): Retroactive Liability:

                     In consideration for the premium set forth in the Premium
              Article, as respects this Section, the Reinsurer agrees to assume retroactively for the years 1989, 1990, 1991 and 1992, the limits of $1,000,000 excess of $1,000,000 each occurrence and for the years 1987 through 1993 the limits of $3,000,000 each occurrence, each policy in excess of $2,000,000 each occurrence, each policy; subject to a maximum amount recoverable under this Section of $10,000,000 in all during the term of this Agreement.

              Section (C): First Excess Aggregate Extension:

                     In consideration for the premium set forth in the Premium
              Article, the Reinsurer agrees to provide the Company with an additional aggregate extension limit for the layer $1,000,000 excess of $1,000,000, each occurrence, separately for the years 1991, 1992, 1993, 1994, 1995 and 1996, such additional limit being
              $5,000,000 excess of $8,500,000 or 182.5% of the Gross Reinsurance Premium Earned during each Agreement term, whichever is the greater, subject to a maximum amount recoverable under this Section of $10,000,000 in all during the term of this Agreement.

       B. Notwithstanding the individual limitations set forth in each Section outlined above, the maximum amount recoverable hereunder shall not exceed $35,000,000 in all during the term of this Agreement.

       C. With the exception of the coverage provided under Section (B), the Company deems to have carried the following additional reinsurances:

       1987   -      $1,000,000 excess of $1,000,000, each occurrence.

       1988   -      $1,000,000 excess of $1,000,000, each occurrence.

       1989   -      $1,000,000 excess of $1,000,000, each occurrence
                     (commuted as of December 31, 1993).

       1990 -  $1,000,000 excess of $1,000,000, each occurrence.
               (Commuted as of December 31, 1994).

       1991 -  $1,000,000 excess of $1,000,000, each occurrence.
               (Commuted as of December 31, 1995).
               $8,000,000 excess of $2,000,000 each occurrence, each policy. (Commuted as of December 31, 1995).

       1992 -  $1,000,000 excess of $1,000,000, each occurrence.
               $8,000,000 excess of $2,000,000 each occurrence, each policy. (Commuted as of December 31, 1995).

       1993 -  $1,000,000 excess of $1,000,000, each occurrence.
               $8,000,000 excess of $2,000,000 each occurrence, each policy. (Commuted as of December 31, 1995).

       1994 -  $1,000,000 excess of $1,000,000, each occurrence.
               $8,000,000 excess of $2,000,000 each occurrence, each policy.

       1995 -  $1,000,000 excess of $1,000,000, each occurrence.
               $8,000,000 excess of $2,000,000 each occurrence, each policy.

       1996 -  $1,000,000 excess of $1,000,000, each occurrence.
               $8,000,000 excess of $2,000,000 each occurrence, each policy.


3. Article XIII, "Premium", shall be revised as follows:

                                  ARTICLE XIII

       PREMIUM:

       A. The Company shall pay to the Reinsurer in full as of January 1, 1995, December 31, 1995 and December 31, 1996, the following reinsurance premium, in respect of the various Sections covered hereunder:

                              1/1/95                     12/31/95                    12/31/96
                              ------                     --------                    ---------
       Section (A)          $2,983,071                  $1,821,299                  $1,705,669
       Section (B)          $1,847,218                  $1,129,205                  $1,057,514
       Section (C)          $1,132,166                  $  692,094                  $  648,154

       subject to additional premium as set forth in paragraph B. below.

       B. In the event that the Reinsurer's payment of its liabilities under one or more of the Sections in this Agreement as of any December 31 exceed $14,000,000 the Company shall pay, as additional premium to the Reinsurer, 60% of the difference between such paid amount and 100% of the premium payable hereunder as of January 1, 1995, December 31, 1995 and December 31, 1996 combined.


4. Article XIV, "Profit Commission", shall be revised as follows:

                                   ARTICLE XIV

       PROFIT COMMISSION:

       A. As of December 31, 1996 and annually thereafter the Reinsurer shall allow the Company a profit commission on the results under this Agreement in accordance with the following formula:

              Income:

              1. 95% of the reinsurance premiums paid or payable under Sections
              (A), (B) and (C) of the Premium Article, including additional premium, if any as of January 1, 1995 and December 31, 1995 and 94.9% of premiums payable as of December 31, 1996; plus

              2. Interest Credit computed at 6.25% annual interest rate on Net Cash held by the Reinsurer from January 1, 1995 and 5.50% annual interest rate on Net Cash held by the Reinsurer from December 31, 1995. The term "Net Cash" shall mean 95% of premiums paid as of January 1, 1995 and December 31, 1995, and 94.9% of premiums payable as of December 31, 1996 hereunder, less payments under the provisions of Sections (A), (B) and (C) and less any provisional profit commission paid in previous calculations.

              Outgo:

              100% of all paid and outstanding liabilities under Sections (A),
              (B) and (C) as at the date of calculation.

              The amount by which Income exceeds Outgo is profit.

              The amount by which Outgo exceeds Income is deficit.

       B. It is understood and agreed that payment of Profit Commission to the Company shall be as of December 31, 1999 and shall be subject to a full and final release of the Reinsurer's liability under this Agreement. However, notwithstanding the foregoing, the Company, at its option, can elect to receive as of any December 31 an annual provisional payment of 20% of the expected total Profit Commission hereunder. Should the provisional Profit Commission calculation result in a deficit, then any previous provisional payment of Profit Commission paid to the Company shall be returned to the Reinsurer to the extent required to eliminate any deficit. Likewise, for purposes of all Profit Commission calculations hereunder any allocation under "Outgo" for incurred but not reported loss reserves shall be subject to mutual agreement of the parties hereto.




                        ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

                              MEMORANDUM OF CHANGES

                                     to the

            SOUTHERN CALIFORNIA PHYSICIANS INSURANCE EXCHANGE, et al

                 PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT


       This Endorsement Number 2, effective December 31, 1996, contains the following revisions to the attached Agreement Number 01-95-0879 as per the cover note/placement slip:

1. The list of Companies hereon, collectively referred to as the "Company", has been revised.

2. Article V, "Limits", has been revised.

3. Article XIII, "Premium", has been revised.

4. Article XIV, "Profit Commission", has been revised.




                ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



                                                                     Page 1 of 1